UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
_________________
FORM 8-K
_________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
June 8, 2020
Date of Report (date of earliest event reported)
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TransEnterix, Inc.
(Exact name of Registrant as specified in its charter)
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Delaware	0-19437	11-2962080
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

635 Davis Drive, Suite 300
Morrisville, North Carolina 27560
(Address of principal executive offices)
919-765-8400
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
_________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock $0.001 par value per share	TRXC	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
☐ Emerging growth company
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 5.02     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On June 8, 2020, following the 2020 annual meeting of stockholders of TransEnterix, Inc. (the “Company”), the Board of Directors approved equity awards for the members of the Board and the executive officers of the Company. In 2020, the Compensation Committee of the Board retained Radford plc as the independent compensation consultant for the Board of Directors, and worked with Radford to update the Company’s peer group and evaluate and establish compensation guidelines for compensation paid to non-employee directors and executive officers. Such evaluation was completed prior to the determination of the awards.
The awards to the non-employee directors consist of the annual equity grants of restricted stock units (“RSUs”) and stock options under the director compensation program as described in our Current Report on Form 8-K filed on May 6, 2020, with a grant date value of $45,000 per non-employee director, as well as one-time compensatory awards to the Board members for service to the Company during this critical time in the Company’s history with a grant date value ranging from $5,000 to $10,000, depending on length of Board service. The number of stock options granted is based on a Black-Scholes calculation and the number of RSUs calculated as if the stock price was $1.00.
The awards to the executive officers include the 2020 annual long-term incentive grants, as well, for Mr. Fernando, of a retention and CEO promotion grant. Thirty percent of the value of the annual long-term incentive awards to Mr. Fernando is comprised of performance-based RSUs, which will only vest if the Company’s stock price is at least $1.00 or more for twenty consecutive trading days in a three-year performance period.
The awards were all made under the Company’s Amended and Restated Incentive Compensation Plan. An aggregate of 2,062,288 shares underlie these awards if they fully vest.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

TransEnterix, Inc.

Date: June 11, 2020	/s/ Brett Farabaugh
Brett Farabaugh
Interim Chief Financial Officer

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